EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                      AGREEMENT AND PLAN OF REORGANIZATION

     Amendment is made to that certain agreement (the "Agreement") dated as of August 8, 2000 by and among Guardian Acquisition Corporation ("Guardian Acquisition"; now known as Petrocal Incorporated), Triton-Eurasia Petroleum Inc. ("Triton-Eurasia") and the shareholders of Triton-Eurasia for the acquisition of all the outstanding stock of Triton-Eurasia by Guardian Acquisition; and

     WHEREAS, Article 6.2 of the Agreement states the number of outstanding shares of Triton-Eurasia to be 11,264,430; and, further

     WHEREAS,  Article  1.1  of  the  Agreement  states  the  number of Guardian
Acquisition  shares  to  be  exchanged  is  11,264,430;  and,  further

     WHEREAS, the number 11,264,430 appearing in the Agreement should be amended to read up to 13,018,764 shares or such other number as shall be furnished at the time of Closing of the transaction, which reflects the corrected number of outstanding shares of Triton-Eurasia.

     NOW  THEREFORE,  it  is  agreed:

     1. Article 6.2 of the Agreement shall be amended to state 13,081,764 as the outstanding number of shares of common stock of Triton-Eurasia.

     2. Article 1.1 of the Agreement shall be amended to read up to 13,081,764 as the number of shares of common stock of Guardian Acquisition to be exchanged for the outstanding shares of Triton-Eurasia.

     3.     All  other  terms  and conditions of the Agreement remain unchanged.

     4.     The  effective  date  of  this  Amendment  is  as  of July 17, 2001.

     This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument.



                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

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IN WITNESS WHEREOF, the parties have approved and executed this Amendment to the
Agreement  and  Plan  of  Reorganization.


GUARDIAN  ACQUISITION  CORPORATION

By:  /s/ James M. Cassidy
James  M.  Cassidy
President


TRITON-EURASIA  PETROLEUM,  INC.

By:  /s/ Darren V. Katic
Darren  V.  Katic
President



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